                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 23, 2006

                              --------------------

                            CENTERPOINT ENERGY, INC.
             (Exact name of registrant as specified in its charter)

                TEXAS                                  1-31447                              74-0694415
    (State or other jurisdiction              (Commission File Number)                     (IRS Employer
          of incorporation)                                                             Identification No.)


                        1111 LOUISIANA
                        HOUSTON, TEXAS                                            77002
           (Address of principal executive offices)                            (Zip Code)


       Registrant's telephone number, including area code: (713) 207-1111

                              --------------------

                       CENTERPOINT ENERGY RESOURCES CORP.
             (Exact name of registrant as specified in its charter)

              DELAWARE                                 1-13265                              76-0511406
    (State or other jurisdiction              (Commission File Number)                     (IRS Employer
          of incorporation)                                                             Identification No.)

                        1111 LOUISIANA
                        HOUSTON, TEXAS                                            77002
           (Address of principal executive offices)                            (Zip Code)

       Registrant's telephone number, including area code: (713) 207-1111

                              --------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 7.01  REGULATION FD DISCLOSURE.

      On August 23, 2006, CenterPoint Energy, Inc. ("CenterPoint Energy") and Duke Energy Gas Transmission ("DEGT") issued a joint press release announcing that Southeast Supply Header, LLC, a joint venture between subsidiaries of CenterPoint Energy and DEGT, signed an agreement with Florida Power and Light Company ("FPL") for firm transportation service on its proposed pipeline that will bring natural gas from east Texas and north Louisiana to growing U.S. markets. Certain information regarding the agreement is included in Item 8.01 below. For additional information regarding this agreement, please refer to the joint press release attached to this report as Exhibit 99.1 (the "Press Release"), which Press Release is incorporated by reference herein.

      The Press Release is being furnished, not filed, pursuant to Regulation FD. Accordingly, the Press Release will not be incorporated by reference into any registration statement filed by CenterPoint Energy or CenterPoint Energy Resources Corp. ("CERC") under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the Press Release is not intended to, and does not, constitute a determination or admission by CenterPoint Energy or CERC that the information in the press release is material or complete, or that investors should consider this information before making an investment decision with respect to any security of CenterPoint Energy, CERC or any of their affiliates.

ITEM 8.01.  OTHER EVENTS.

      On August 23, 2006, Southeast Supply Header, LLC, a joint venture between subsidiaries of CenterPoint Energy and DEGT, announced that it had signed an agreement with FPL for firm transportation service on its proposed pipeline that will bring natural gas from east Texas and north Louisiana to growing U.S. markets. The agreement subscribes approximately half of the planned 1 billion cubic feet per day capacity on the proposed pipeline, which is expected to be in service in June 2008. The agreement is contingent upon a decision by the Florida Public Service Commission ("FPSC") for FPL to recover the costs it will incur under the agreement. That approval is expected in the fall of this year.

      During an open season held earlier this year, a number of other shippers expressed interest in the project. Southeast Supply Header, LLC, is continuing discussions with other interested shippers for the remaining capacity on the pipeline. The 270-mile, 36-inch diameter pipeline will extend from the Perryville Hub in northeast Louisiana, which is owned by CenterPoint Energy's subsidiary, CenterPoint Energy Gas Transmission Company, to Gulfstream Natural Gas System, which is 50 percent owned by an affiliate of DEGT. Along the route, the Southeast Supply Header will access several major pipelines serving the eastern United States and have access to several storage facilities.

      The pre-filing process with the Federal Energy Regulatory Commission
(FERC) has been initiated, and an application is expected to be filed in November. Once the project is approved by FERC, construction is anticipated to begin in the November 2007 timeframe, with an expected in-service date of mid-2008.

           CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

      This report includes forward-looking statements. Actual events and results may differ materially from those projected. The statements in this report regarding the timing of FPSC approval, the timing of the FERC application filing, the anticipated commencement of construction on the pipeline, the anticipated in-service date of the pipeline and other statements that are not historical facts are forward-looking statements. Factors that could affect actual results include the timing and outcome of the FPSC and FERC approval processes, the ability to obtain additional shippers for the remaining capacity on the pipeline, the timing and impact of future regulatory and legislative decisions, general market conditions and other factors discussed in CenterPoint Energy's and CERC's Form 10-Ks for the period ended December 31, 2005, Form 10-Qs for the periods ended March 31, 2006 and June 30, 2006, and other filings with the Securities and Exchange Commission.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

      The exhibit listed below is furnished pursuant to Item 7.01 of this Form 8-K.

      (d) Exhibits.

      99.1  Press release dated August 23, 2006
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CENTERPOINT ENERGY, INC.


Date: August 23, 2006                    By: /s/ James S. Brian
                                             -------------------------
                                             James S. Brian
                                             Senior Vice President and
                                             Chief Accounting Officer



                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CENTERPOINT ENERGY RESOURCES CORP.


Date: August 23, 2006                     By: /s/ James S. Brian
                                              -------------------------
                                              James S. Brian
                                              Senior Vice President and
                                              Chief Accounting Officer
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                                  EXHIBIT INDEX


      Exhibit
      Number           Exhibit Description
      ------           -------------------

       99.1       Press release dated August 23, 2006